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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12
ELECTRONICS BOUTIQUE HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTRONICS BOUTIQUE HOLDINGS CORP.
931 South Matlack Street
West Chester, Pennsylvania 19382

                      May    , 2004

DEAR FELLOW STOCKHOLDER:

        On behalf of the Board of Directors, I am pleased to invite you to attend the annual meeting of stockholders of Electronics Boutique Holdings Corp., to be held on Monday, June 28, 2004, at 11:00 a.m. local time, at Electronics Boutique's executive offices, 931 South Matlack Street, West Chester, Pennsylvania. The Notice of Annual Meeting, Proxy Statement and form of proxy are enclosed with this letter.

        At the Annual Meeting, stockholders will vote on a proposal to elect two persons to serve as directors of Electronics Boutique, on a proposal to ratify the appointment of KPMG LLP as independent accountants for Electronics Boutique for fiscal 2005 and on a proposal to amend Electronics Boutique's Certificate of Incorporation and Bylaws to eliminate the classified Board of Directors. Our Annual Report to Stockholders for the fiscal year ended January 31, 2004 accompanies this Proxy Statement.

        I am delighted you have chosen to invest in Electronics Boutique and hope that, whether or not you plan to attend the Annual Meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by written proxy will ensure your representation at the Annual Meeting if you do not attend in person.

        I look forward to seeing you at the Annual Meeting.

Very truly yours,
James J. Kim Chairman of the Board

ELECTRONICS BOUTIQUE HOLDINGS CORP.
931 South Matlack Street
West Chester, Pennsylvania 19382

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 28, 2004

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Electronics Boutique Holdings Corp. will be held on Monday, June 28, 2004, at 11:00 a.m. local time, at Electronics Boutique's executive offices, 931 South Matlack Street, West Chester, Pennsylvania, for the following purposes:

  1.
  To elect two Directors, each to serve for a term of three years;

  2.
  To consider and vote upon a proposal to ratify the appointment of KPMG LLP, independent certified public accountants, as auditors for Electronics Boutique for its fiscal year ending January 29, 2005;

  3.
  To consider and vote upon a proposal to amend Electronics Boutique's Certificate of Incorporation and Bylaws to eliminate the classified Board of Directors; and

  4.
  To act upon any other matters and transact other business as may properly come before the Annual    Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on May 14, 2004 as the record date for determining the stockholders entitled to receive notice of and to vote at, either in person or by proxy, the Annual Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors:
James A. Smith Senior Vice President, Chief Financial Officer and Secretary
West Chester, Pennsylvania May , 2004

Your vote is important.

To vote your shares, please complete, sign and date the enclosed proxy and mail it promptly in the enclosed, postage-paid return envelope.

PROXY STATEMENT

        This Proxy Statement is furnished to the stockholders of Electronics Boutique Holdings Corp. in connection with the solicitation on behalf of the Board of Directors of Electronics Boutique of proxies to be voted at the 2004 Annual Meeting of Stockholders of Electronics Boutique. The Annual Meeting will be held on Monday, June 28, 2004 at 11:00 a.m. local time, at Electronics Boutique's executive offices, which are located at 931 South Matlack Street, West Chester, Pennsylvania.

        This Proxy Statement, the accompanying proxy and Electronics Boutique's Annual Report to Stockholders were first mailed to Electronics Boutique's stockholders on or about May     , 2004.

        All shares represented by properly executed proxies will be voted in accordance with directions on the proxies. If no direction is indicated, the shares will be voted at the Annual Meeting FOR the election of all the named nominees for director, FOR the ratification of the appointment of KPMG LLP as independent accountants for Electronics Boutique for the fiscal year ending January 29, 2005 and FOR the amendments to Electronics Boutique's Certificate of Incorporation and Bylaws to eliminate the classified Board of Directors. A stockholder executing and returning a proxy may revoke it at any time before it is exercised by providing written notice to the Secretary of Electronics Boutique or by voting in person at the Annual Meeting.

        The Board of Directors does not know of any matters to be brought before the Annual Meeting other than the items set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed proxy confers discretionary authority to the persons named therein to vote on any other matter that is properly presented for action at the Annual Meeting.

        The cost of solicitation of proxies by the Board of Directors is to be borne by Electronics Boutique. In addition to the use of the mails, proxies may be solicited by telephone, facsimile and e-mail by the directors, officers and employees of Electronics Boutique. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Electronics Boutique may reimburse these custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with the solicitation.

        YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE-PAID IF MAILED IN THE UNITED STATES.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

        At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this proxy statement, including the election of two Directors, the ratification of KPMG LLP as our independent accountants for the fiscal year ending January 29, 2005 and an amendment to our Certificate of Incorporation and Bylaws to eliminate the classified Board of Directors. In addition, management will report on the performance of Electronics Boutique during fiscal 2004 and respond to appropriate questions from stockholders.

Who is entitled to vote at the meeting?

        Only stockholders of record of shares of common stock at the close of business on May 14, 2004 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date,                        shares of common stock, the only issued and outstanding voting securities of Electronics Boutique, were issued and outstanding. If you were a stockholder of record of shares of common stock on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting.

What are the voting rights of the stockholders of Electronics Boutique common stock?

        Each share of common stock is entitled to one vote with respect to each director nominee and one vote on each other proposal submitted to stockholders. Stockholders of record may vote on a matter by marking the appropriate box on the proxy card.

Who can attend the Annual Meeting?

        Any interested person may attend the Annual Meeting.

What constitutes a quorum?

        A majority of the outstanding shares of common stock of Electronics Boutique, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As of the Record Date,                        shares of common stock of Electronics Boutique were issued and outstanding. Thus, the presence, in person or by proxy, of the holders of common stock representing at least                        votes will be required to establish a quorum. A plurality of the votes of the shares present at the Annual Meeting and entitled to vote is required for the election of Directors. This means that the director nominees receiving the most votes will be elected. Under Electronics Boutique's Certificate of Incorporation, the affirmative vote of at least 66.67% of the votes entitled to be cast by all stockholders entitled to vote at the Annual Meeting is required to approve the proposed amendments to the Certificate of Incorporation and Bylaws which would eliminate the classified Board of Directors. Action on all other matters scheduled to come before the Annual Meeting will be authorized by the affirmative vote of the majority of shares present at the Annual Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

How do I vote?

        If you complete and properly sign the accompanying proxy card and return it to Electronics Boutique, it will be voted as you direct. If you are a stockholder of record and attend the Annual

Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

        Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Electronics Boutique, James A. Smith, either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

What are the recommendations of the Board of Directors?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The recommendation of the Board of Directors is set forth with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote for each of the nominees for director, a vote to ratify the appointment of KPMG LLP as Electronics Boutique's independent accountants for the fiscal year ending January 29, 2005 and a vote in favor of the proposal to amend Electronics Boutique's Certificate of Incorporation and Bylaws to eliminate the classified Board of Directors.

What if other matters are presented for determination at the Annual Meeting?

        As of the date of this Proxy Statement, management is not aware of any other matters that will be presented for determination at the Annual Meeting other than those referred to in the accompanying Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting calling for a vote of stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Who pays the expenses incurred in connection with the solicitation of proxies?

        Expenses in connection with the solicitation of proxies will be paid by us. Proxies are being solicited principally by mail. In addition, our directors, officers and employees may solicit proxies personally, by e-mail, telephone, fax or special letter. We may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of Electronics Boutique.

How may I get additional copies of the Annual Report?

        Our Annual Report on Form 10-K for the fiscal year ended January 31, 2004 is enclosed. The Form 10-K is also available online at www.ebholdings.com (click on "Investor Info" and "Annual Reports"). For additional printed copies, please contact our Investor Relations representative by e-mail at IR@ebgames.com, by mail to Investor Relations at the address listed on the cover of this Proxy Statement, or by telephone at (877) 222-1061.

How may I receive material through the Internet?

        As described more specifically in the immediately preceding question, you can obtain copies of our proxy materials, Annual Report and other information under the "Investor Info" section of our website, www.ebholdings.com. You can also register at this same location to receive e-mail alerts when we post new information on our website (click on "Mail Alerts").

ITEM 1—ELECTION OF DIRECTORS

        Electronics Boutique's Certificate of Incorporation and Bylaws currently provide that its directors are to be classified into three classes, with the directors in each class serving for three-year terms and until their successors are elected.

        The Board of Directors has nominated James J. Kim and Alfred J. Stein, each of whom is currently a member of the Board of Directors, for re-election as Class III Directors. If elected, these nominees will serve for a three-year term which expires at Electronics Boutique's Annual Meeting of Stockholders in 2007 or until their successors are duly elected and qualified. However, if you approve our proposal to eliminate the classified Board of Directors, as more fully described in Item 3 of this Proxy Statement, then the term of all directors, including those elected at the Annual Meeting, will end at the 2005 Annual Meeting of Stockholders, and all directors will thereafter be elected to one-year terms. Information regarding Messrs. Kim and Stein, as well as the other persons who are expected to serve on the Board of Directors following the Annual Meeting, is set forth below.

        The Board of Directors has no reason to believe that either of the nominees will not serve if elected, but if any nominee should subsequently become unavailable to serve as a director, the persons named as proxies may, in their discretion, vote for a substitute nominee designated by the Board of Directors or, alternatively, the Board of Directors may reduce the number of directors to be elected at the Annual Meeting.

        The Board of Directors recommends that stockholders vote FOR the election of both nominees. Proxies solicited by the Board of Directors will be so voted except where authority has been withheld.

Nominees for Election as Class III Directors

JAMES J. KIM

        Mr. Kim, age 68, has served as Electronics Boutique's Chairman and a Class III Director since March 1998. Mr. Kim founded The Electronics Boutique, Inc. ("EB"), the predecessor to Electronics Boutique, in 1977 and has served as its Chairman since its inception. Mr. Kim has served as Chairman and Chief Executive Officer of Amkor Technology, Inc. ("Amkor") and Amkor Electronics, Inc. ("AEI") since September 1997 and 1968, respectively. In April 1998, AEI merged with and into Amkor. Amkor is a semiconductor packaging and test service company. Mr. Kim also serves as the Chairman of Anam Semiconductor, Inc. based in South Korea. Mr. Kim is also a director of Mattson Technology, Inc., a supplier of high productivity semiconductor processing equipment. Mr. Kim is the father of Susan Y. Kim, a Class I Director, and the father-in-law of John R. Panichello, Electronics Boutique's Executive Vice President and Chief Operating Officer.

ALFRED J. STEIN

        Mr. Stein, age 71, has served as a Class III Director since March 2003. Mr. Stein served on the Board of Directors of Applied Materials, Inc. from 1982 through 1999 and RadioShack Corporation from 1982 through May 2003. Mr. Stein served as Chairman of the Board and Chief Executive Officer of VLSI Technology, Inc. from its inception in 1982 until it was acquired by Philips Electronics in 1999. Mr. Stein currently serves as a member of the Board of Directors of Advanced Power Technology, Inc. and ESS Technology, Inc. In addition, Mr. Stein has served on the Board of Directors for several private companies. Mr. Stein is a past Chairman of the Board for the Semiconductor Industry Association and was on the Board of Trustees for St. Mary's University of Texas. Mr. Stein is a member of the Audit Committee.

Class I Directors

JEFFREY W. GRIFFITHS

        Mr. Griffiths, age 53, has served as the President and Chief Executive Officer of Electronics Boutique and a Class I Director since June 2001. Prior thereto, he served as Senior Vice President of Merchandising and Distribution from March 1998 to June 2001. Mr. Griffiths served as Senior Vice President of Merchandising and Distribution of EB from March 1996 to March 1998. From March 1987 to February 1996, Mr. Griffiths served as Vice President of Merchandising of EB, and from April 1984 to February 1987, he served as Merchandise Manager. Since October 2003, Mr. Griffiths has been a member of the Board of Trustees of Albright College.

SUSAN Y. KIM

        Ms. Kim, age 41, has served as a Class I Director of Electronics Boutique since March 1998. Ms. Kim served as a Senior District Manager of EB from 1991 to 1992, as EB's Personnel Manager from 1989 to 1991, as a Buyer for EB from 1986 to 1989, and as a Field Manager for EB from 1985 to 1986. Ms. Kim is a member of the Board of Directors of the Philadelphia Orchestra Association. Ms. Kim is the daughter of James J. Kim, Electronics Boutique's Chairman and a Class III Director, and the wife of John R. Panichello, Electronics Boutique's Executive Vice President and Chief Operating Officer.

STANLEY ("MICKEY") STEINBERG

        Mr. Steinberg, age 71, has served as a Class I Director of Electronics Boutique since September 1998. Mr. Steinberg currently serves as a Senior Advisor to the mergers and acquisitions firm of Casas, Benjamin & White, LLC. From August 1994 to June 1998, Mr. Steinberg served as Chairman of Sony Retail Entertainment. From 1989 to 1994, Mr. Steinberg served as Executive Vice President and Chief Operating Officer of Walt Disney Imagineering. Mr. Steinberg serves on the Board of Directors of Reckson Associates Realty Corp. and of two privately held companies, AMC, Inc., the owner and manager of the AmericasMart Atlanta trade show center, and ECI Group, an apartment developer, construction and management company. Mr. Steinberg is a member of the Audit Committee.

Class II Directors

DEAN S. ADLER

        Mr. Adler, age 47, has served as a Class II Director of Electronics Boutique since March 1998. In March 1997, Mr. Adler formed Lubert/Adler Partners, LP, a partnership investing primarily in real estate and real estate related ventures. Prior thereto, Mr. Adler was a principal of CMS Companies. Mr. Adler was also an instructor at The Wharton School of the University of Pennsylvania. Mr. Adler serves on the Boards of Directors of Trans World Entertainment Corporation, Bed Bath & Beyond Inc. and Developers Diversified Realty Corporation. Mr. Adler is a member of the Compensation Committee.

LOUIS J. SIANA

        Mr. Siana, age 72, has served as a Class II Director of Electronics Boutique since March 1998. Mr. Siana is a certified public accountant and a senior partner in the accounting firm of Siana, Carr & O'Connor LLP. Mr. Siana is Chairman of the Audit Committee and a member of the Compensation Committee.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Attendance at Meetings

        The Board of Directors held five meetings during fiscal 2004. All Directors attended at least 85% of the total number of meetings of the Board of Directors and Committees of the Board of Directors on which he or she served. All Directors attended the Company's 2003 Annual Meeting of Stockholders.

Committees of the Board of Directors

        The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

        Audit Committee.    The Audit Committee oversees our processes of accounting and financial reporting and provides oversight with respect to the audits and financial statements of Electronics Boutique. In this role, the Audit Committee reviews the professional services provided by Electronics Boutique's independent accountants and the independence of the accounting firm from the management of Electronics Boutique. The Audit Committee also reviews the scope of the audit by Electronics Boutique's independent accountants, the annual financial statements of Electronics Boutique, its systems of internal accounting controls and other matters with respect to the accounting, internal auditing and financial reporting practices and procedures as it finds appropriate or as may be brought to its attention, and meets from time to time with members of Electronics Boutique's finance and internal audit staff. The Audit Committee is comprised of Messrs. Siana, Stein and Steinberg, each of whom is independent as defined by the requirements of The Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that two of our three Audit Committee members, Messrs. Siana and Stein, qualify as "audit committee financial experts" under the SEC's rules. The Audit Committee met five times in fiscal 2004. A copy of the report of the Audit Committee is on page 9 of this Proxy Statement.

        The Audit Committee has adopted an amended and restated charter, which was approved by the Board of Directors in April 2004. A copy of our Audit Committee Charter is attached as Annex 1 to this Proxy Statement and is also available on our website at www.EBholdings.com.

        Compensation Committee.    The Compensation Committee reviews and approves the salaries, bonuses and other benefits of our executive officers, administers the stock option plan of Electronics Boutique and reviews and recommends compensation for the Board of Directors and its committees. In addition, the Compensation Committee advises and consults with Electronics Boutique's management regarding benefit plans and the compensation policies and practices of Electronics Boutique. The Compensation Committee is comprised of Messrs. Adler and Siana, each of whom is independent as defined by the requirements of The Nasdaq Stock Market. The Compensation Committee met once during fiscal 2004. A copy of the report of the Compensation Committee is on pages 14 through 17 of this Proxy Statement. A copy of our Compensation Committee Charter is available on our website at www.ebholdings.com.

        Nominating Committee.    The Board of Directors formed a Nominating Committee in April 2004. Following the Annual Meeting, two independent directors will be appointed to the Nominating Committee. The Nominating Committee identifies and recommends individuals to the Board of Directors for nomination as members of the Board of Directors and its committees and assists the Board of Directors in the event of a vacancy on the Board of Directors or any committee by identifying and recommending individuals qualified to fill the vacancy. The Nominating Committee considers candidates suggested by our stockholders, provided that the recommendations are made in accordance with the procedures set forth in our Bylaws and described in this Proxy Statement under "Stockholder Proposals for the 2005 Annual Meeting of Stockholders." Stockholder nominations that comply with the appropriate procedures will receive the same consideration that the Nominating Committee's nominees receive. A copy of our Nominating Committee Charter is also available on our website at www.ebholdings.com.

Compensation of Board of Directors

        Non-employee directors receive a fee of $1,500 for each Board of Directors or Board Committee meeting attended and a $15,000 annual retainer for services provided to Electronics Boutique, which is paid in four quarterly installments. Non-employee directors also receive options to purchase 5,000 shares of common stock of Electronics Boutique, which are awarded at the Annual Meeting of Stockholders for each fiscal year. In addition, Mr. Kim, the Chairman of the Board, receives an annual salary of $400,000, payable quarterly, and an annual bonus equal to seventy-five percent of his base salary. In April 2004, Mr. Kim also received options to purchase 50,000 shares of common stock of Electronics Boutique. Directors who are also full-time employees of Electronics Boutique receive no additional compensation for service as directors.

Communicating with the Board of Directors

        You may communicate with the Board of Directors by writing a letter to the Chairman of the Board, to the Chairman of the Nominating Committee, or to the independent directors, c/o Electronics Boutique Holdings Corp., 931 South Matlack Street, West Chester, Pennsylvania 19382, attention: corporate secretary. The general counsel or corporate secretary will regularly forward to the addressee all relevant correspondence.

EXECUTIVE OFFICERS

        Set forth below is information regarding the executive officers of Electronics Boutique who are not members of the Board of Directors.

SETH P. LEVY

        Mr. Levy, age 46, has served as Senior Vice President, Logistics, Chief Information Officer and the President of EB Games Online since June 2001. From March 1999 to June 2001, Mr. Levy served as Senior Vice President, Chief Information Officer and the President of EB Games Online. From February 1997 to March 1999, Mr. Levy served as the Vice President and Chief Information Officer. From 1991 to February 1997, Mr. Levy served as the Director of System Development for the May Merchandising and May Department Stores International divisions of May Department Stores.

STEVEN R. MORGAN

        Mr. Morgan, age 52, has served as Senior Vice President, President of Stores—North America and President of Electronics Boutique Canada Inc. since April 2002. Prior thereto, Mr. Morgan served as Senior Vice President of Stores and Canadian Operations from June 2001 to April 2002. Mr. Morgan served as Senior Vice President of Stores from January 2001 to June 2001. From May 1998 to January 2001, Mr. Morgan served as President and Chief Executive Officer of Millennium Futures, Inc., a commodity trading company. From July 1996 to May 1998, he served as Senior Vice President, Director of Stores at Filene's Department Stores. From May 1988 to July 1996, he served as Regional Vice President at Filene's Department Stores.

JOHN R. PANICHELLO

        Mr. Panichello, age 42, has served as Executive Vice President and Chief Operating Officer since April 2002. Prior thereto, Mr. Panichello served as Senior Vice President, Chief Operating Officer, Secretary and President of EB GameWorld and BC Sports Collectibles (a former division of Electronics

Boutique) from June 2001 to April 2002. Mr. Panichello served as Senior Vice President, Chief Financial Officer, Secretary and President of EB GameWorld and BC Sports Collectibles from June 2000 to June 2001. Mr. Panichello served as Senior Vice President, Chief Financial Officer, Secretary and President of BC Sports Collectibles from March 1998 to June 2000. Mr. Panichello served as the Senior Vice President of Finance and the President of BC Sports Collectibles from March 1997 to February 1998. Mr. Panichello served as EB's Vice President of Finance and Treasurer from June 1994 to February 1997. Mr. Panichello served as a director of Game Group plc from May 1995 to November 1999. Mr. Panichello is a Certified Public Accountant. Mr. Panichello is the husband of Susan Y. Kim and the son-in-law of James J. Kim. Mr. Panichello serves on the Board of Directors of the Interactive Entertainment Merchants Association.

JAMES A. SMITH

        Mr. Smith, age 48, has served as Senior Vice President, Chief Financial Officer and Secretary since June 2001. Prior thereto, Mr. Smith served as Senior Vice President of Finance from August 2000 to June 2001. Mr. Smith served as Vice President-Finance from May 1998 to August 2000. From 1996 to 1998, Mr. Smith served as Vice President and Controller and from 1993 to 1996, he served as Controller.

ITEM 2—RATIFICATION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of KPMG LLP, independent certified public accountants, to audit the books, records and accounts of Electronics Boutique and its subsidiaries for the fiscal year ending January 29, 2005, subject to ratification of this appointment by Electronics Boutique's stockholders. KPMG LLP and its predecessors have served as independent accountants for Electronics Boutique and EB since the 1995 fiscal year, and are considered well qualified. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

        The Board of Directors recommends that the stockholders vote FOR the ratification of KPMG LLP. Proxies solicited by the Board of Directors will be voted for the ratification of KPMG LLP unless stockholders specify in their proxies a contrary choice.

Audit Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Electronic Boutique's annual financial statements for fiscal years 2003 and 2004, and fees billed for other services rendered by KPMG LLP.

	FY 2004	FY2003
Audit fees	$430,000	$433,000
Audit related fees (1)	55,000	53,000

Audit and audit related fees	485,000	486,000
Tax fees (2)	380,000	237,000
All other fees	—	—

Total fees	$865,000	$723,000

(1)
Audit related fees consist primarily of employee benefit plan audits and assistance with foreign statutory financial statements.

(2)
Tax fees consist of tax compliance services and other consultations on miscellaneous tax matters.

        All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's policy provides for pre-approval of audit, audit-related and tax services specifically prescribed by the Audit Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. Any decision must be reported to the full Audit Committee at its next scheduled meeting.

        The Audit Committee has determined that the rendering of services other than audit services by KPMG LLP is compatible with maintaining KPMG LLP's independence.

Audit Committee Report

        Notwithstanding anything to the contrary set forth in Electronics Boutique's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate other filings with the Securities and Exchange Commission, including this Proxy Statement, in whole or in part, the following report shall not be deemed incorporated by reference into any Securities Act or Exchange Act filings.

        The Audit Committee has reviewed and discussed Electronics Boutique's audited financial statements with both management and KPMG LLP, Electronics Boutique's independent accountants. The Audit Committee has met with and discussed with representatives of KPMG LLP various matters including those required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed them with KPMG LLP.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in Electronics Boutique's Annual Report on Form 10-K.

Respectfully submitted,
Louis J. Siana, Chairman Alfred J. Stein Stanley Steinberg

ITEM 3—AMENDMENT TO CERTIFICATE OF INCORPORATION AND BYLAWS
ELIMINATING THE CLASSIFICATION OF THE BOARD OF DIRECTORS

        Article Eighth of Electronics Boutique's Certificate of Incorporation and Article III of Electronics Boutique's Bylaws provide for the classification of the Board of Directors into three classes, with each class being elected every three years. The Board of Directors has determined that the Certificate of Incorporation should be amended to repeal the provisions of Article Eighth and to make certain conforming changes to the Bylaws as appropriate, and has unanimously adopted a resolution approving the amendments, declaring their advisability and recommending the amendments to our stockholders for approval. Approval of the proposed amendments to the Certificate of Incorporation and Bylaws to eliminate the classified Board of Directors will require the affirmative vote of at least 66.67% of the votes entitled to be cast by all stockholders entitled to vote at the Annual Meeting.

        If the proposed amendments are approved by our stockholders, the classified Board of Directors will be eliminated, the current term of office of each director, including any director elected at the Annual Meeting, will end at the 2005 Annual Meeting of Stockholders and directors will thereafter be elected for one-year terms at each Annual Meeting of Stockholders beginning at the 2005 Annual Meeting of Stockholders. Furthermore, any director chosen as a result of the newly created directorship or to fill a vacancy on the Board of Directors will hold office until the next Annual Meeting of Stockholders.

        A classified Board of Directors has the effect of making it more difficult for a substantial stockholder to gain control of a board of directors without the approval or cooperation of incumbent directors and therefore may deter unfriendly and unsolicited takeover proposals and proxy contests. A classified board of directors also makes it more difficult for stockholders to change a majority of directors even where a majority of stockholders are dissatisfied with the performance of incumbent directors. Many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing these policies.

        The Board of Directors examined the arguments for and against continuation of the classified Board of Directors in light of the size and financial strength of Electronics Boutique, and determined that the classified Board of Directors should be eliminated. The Board of Directors believes that all directors should be equally accountable at all times for their performance and that the will of the majority of stockholders should not be impeded by a classified Board of Directors.

        The proposed amendments will allow stockholders to review and express their opinions on the performance of all directors each year. Because there is no limit to the number of terms an individual may serve, the continuity and stability of the Board of Directors' membership and our policies and long-term strategic planning should not be affected.

        The text of the proposed amendments to the Certificate of Incorporation and Bylaws is attached as Annex 2 to this Proxy Statement.

        The Board of Directors unanimously recommends a vote FOR the approval of the proposal to eliminate the classification of the Board of Directors and the related amendments to the Certificate of Incorporation and Bylaws.

EXECUTIVE COMPENSATION

        The following table summarizes for Electronics Boutique's last three fiscal years the compensation of Electronics Boutique's President and Chief Executive Officer and the other executive officers of Electronics Boutique (the "Named Executive Officers").

Summary Compensation Table

				Long-Term Compensation Securities Underlying Options (#)
		Annual Compensation
Name and Title	Fiscal Year				All Other Compensation
		Salary	Bonus (1)
Jeffrey W. Griffiths	2004	$505,740	$375,000	50,000	$26,519(2)
President, Chief Executive	2003	$449,125	$337,500	50,000	$24,019(2)
Officer and Director	2002	$370,678	$300,000	90,000	$19,546(2)
Seth P. Levy	2004	$254,655	$125,000	14,000	$14,193(2)
Senior Vice President, Logistics,	2003	$231,572	$115,000	14,000	$26,043(2)
Chief Information Officer	2002	$207,066	$105,000	50,000	$2,000(2)
and President—EB Games Online
Steven R. Morgan	2004	$306,246	$145,000	14,000	$2,000(2)
Senior Vice President, President of	2003	$270,899	$135,000	14,000	$147,555(3)
Stores—North America and President	2002	$256,584	$125,000	—	$15,524(3)
of Electronics Boutique Canada Inc.
John R. Panichello	2004	$363,110	$234,000	30,000	$24,178(2)
Executive Vice President and	2003	$330,739	$214,500	30,000	$19,736(2)
Chief Operating Officer	2002	$292,375	$195,000	90,000	$15,395(2)
James A. Smith	2004	$255,670	$125,000	14,000	$17,076(2)
Senior Vice President, Chief	2003	$231,103	$115,000	14,000	$14,014(2)
Financial Officer and Secretary	2002	$205,555	$105,000	45,000	$11,063(2)

(1)
Amounts have been listed for the year earned although actually paid in the following fiscal year or deferred at the executive's election until a subsequent fiscal year.

(2)
Consists of Electronics Boutique's matching contribution pursuant to its executive salary deferral plan and 401(k) defined contribution plan.

(3)
Mr. Morgan was reimbursed for expenses related to his relocation to the West Chester, Pennsylvania area.

Fiscal 2004 Stock Option Grants

        The following table sets forth certain information regarding grants of stock options made during fiscal 2004 to the Named Executive Officers pursuant to Electronics Boutique's stock option plan.

Option Grants in Last Fiscal Year
Individual Grants

		% of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted
Name			Exercise Price	Expiration Date
					5%	10%
Jeffrey W. Griffiths	50,000	11.6%	$16.17	3/19/13	$508,461	$1,288,541
Seth P. Levy	14,000	3.2%	$16.17	3/19/13	$142,369	$360,791
Steven R. Morgan	14,000	3.2%	$16.17	3/19/13	$142,369	$360,791
John R. Panichello	30,000	7.0%	$16.17	3/19/13	$305,077	$773,124
James A. Smith	14,000	3.2%	$16.17	3/19/13	$142,369	$360,791

Option Exercises and Fiscal Year-End Option Values

        The following table sets forth information regarding the total number and aggregate value of options exercised by each of the Named Executive Officers during fiscal 2004 and the total number and aggregate value of options held by each of the Named Executive Officers at January 30, 2004 (the last trading day of Electronics Boutique's 2004 fiscal year).

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#) Exercisable/Unexercisable	Value of Unexercised in-the-Money Options at Fiscal Year-End($) Exercisable/Unexercisable(2)
Jeffrey W. Griffiths	46,426	$853,529	223,241/113,333	$1,910,070/$672,050
Seth P. Levy	10,000	$149,375	87,143/40,000	$670,991/$248,810
Steven R. Morgan	—	—	64,667/23,333	$526,350/$126,560
John R. Panichello	—	—	233,571/80,000	$2,111,231/$491,250
James A. Smith	—	—	54,310/38,333	$396,186/$236,585

(1)
Values are reported before the payment of any commissions or taxes associated with the exercise of the options or the subsequent sale of the underlying common stock.

(2)
In-the-money options are options having a per share exercise price below the closing price of shares of Common Stock on The Nasdaq Stock Market on January 30, 2004 (the last trading day of Electronics Boutique's 2004 fiscal year).

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,126,190	$20.56	2,015,964
Equity compensation plans not approved by security holders	—	—	—

Total	2,126,190	$20.56	2,015,964

Employment Agreements, Termination of Employment and Change in Control Arrangements

        In November 2002, Electronics Boutique entered into new employment agreements with Messrs. Griffiths, Panichello, Smith and Levy providing for their employment as President and Chief Executive Officer, Executive Vice President and Chief Operating Officer, Senior Vice President, Chief Financial Officer and Secretary and Senior Vice President of Logistics, Chief Information Officer and President of EB Games Online, respectively. Each of the agreements provides for a term of three years and may be extended automatically for an additional one-year term, unless terminated by the parties thereto in accordance with their terms. The agreements with Messrs. Griffiths, Panichello, Smith and Levy provide for compensation consisting of an annual base salary of $500,000, $360,000, $250,000 and $250,000, respectively, and certain fringe and other employee benefits that are made available to the senior executives of Electronics Boutique.

        In September 2003, Electronics Boutique entered into a new employment agreement with Mr. Morgan providing for his continued employment as Senior Vice President, President of Stores—North America and President of Electronics Boutique Canada, Inc. The agreement provides for a term ending on the same date as the employment agreement for Electronics Boutique's other senior executive officers. The employment agreement may be extended automatically for an additional one-year term, unless terminated by either party in accordance with its terms. The agreement provides for compensation consisting of an annual base salary of $290,000 and certain fringe and other employee benefits that are made available to the senior executives of Electronics Boutique.

        The employment agreements with Messrs. Griffiths, Panichello, Smith, Levy and Morgan (each an "Executive") provide that (i) in the event that employment is terminated for any reason other than death, disability or "cause" (as defined in their respective agreements), the Executive is entitled to receive his then current base salary for the greater of his remaining term under the employment agreement or a one year period, (ii) certain severance payments are limited to an amount equal to $100 less than the maximum that could be paid to the Executive and deducted by Electronics Boutique under Section 280G of the Internal Revenue Code of 1986, as amended, in the event of termination of employment for any reason other than death, disability or "cause," or if the termination is related to a "change in control" (as defined in their respective agreements) and (iii) in the event of disability, Electronics Boutique will continue to pay 60% of the Executive's compensation for the remaining term of his agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview of Electronics Boutique's Executive Compensation Policies and Practices

        The current members of the Compensation Committee are Messrs. Adler and Siana. Messrs. Adler and Siana are independent directors of Electronics Boutique. The Compensation Committee, which was formed in July 1998, reviews and approves the salaries, bonuses and other benefits of Electronics Boutique's executive officers, administers the stock option plan of Electronics Boutique and reviews and recommends compensation for the Board of Directors and its committees. In April 2004, the Board of Directors adopted a Compensation Committee Charter which is available on Electronics Boutique's website at www.Ebholdings.com.

        The base compensation for the Chief Executive Officer, Jeffrey W. Griffiths, for fiscal 2004 was agreed to in an employment agreement entered into by Electronics Boutique and Mr. Griffiths in November 2002. The compensation provided for in Mr. Griffiths' employment agreement was based on recommendations regarding current market data for similar positions, as well as individual and Electronics Boutique's prior year and anticipated future performance. The employment agreements for Messrs. Panichello, Smith, Levy and Morgan were also entered into by Electronics Boutique in consultation with the Compensation Committee.

        The Compensation Committee has developed and continuously enhances compensation policies, plans and programs which align the financial interests of Electronics Boutique's senior management, in their management capacities, with those of its stockholders. The Compensation Committee believes that (i) executive compensation should be meaningfully related to the performance of Electronics Boutique and the value created for stockholders; (ii) compensation programs should support both short and long-term goals and objectives of Electronics Boutique; (iii) compensation programs should reward individuals for outstanding contributions to Electronics Boutique's success; and (iv) short and long-term compensation policies play a significant role in attracting and retaining well qualified executives. For the Chief Executive Officer's compensation, the Compensation Committee considers the recommendations of Electronics Boutique's Chairman. For the compensation of Electronics Boutique's other executive officers, the Compensation Committee considers the recommendations of Electronics Boutique's Chief Executive Officer.

        In setting annual compensation for executive officers, the Compensation Committee reviews a number of criteria relating to the financial performance of Electronics Boutique generally and of each executive officer specifically during the prior fiscal year, establishes expectations with respect to each such individual's future contributions to Electronics Boutique and considers industry and comparably-sized company data. In making its decision on compensation levels, the Compensation Committee does not use any predetermined formula or assign any particular weight to any individual criterion.

Industry Data

        In fiscal 2003, Electronics Boutique engaged William M. Mercer, Incorporated to prepare a competitive assessment of executive compensation at Electronics Boutique and the pay/performance relationship at Electronics Boutique compared to an industry peer group. Mercer referenced proxy data to help determine how the market internally values its top management team and supplemented this information with survey data to determine how the market functionally values each position.

        Market competitive levels were determined for base salary, total cash compensation (base salary plus annual incentive), total direct compensation (total cash compensation plus long-term incentives) and annual stock grant practices.

Base Salary

        Recommendations for base salary levels take into account what is being paid elsewhere in the market, as described above, so that Electronics Boutique can remain competitive. Increases in base salary also take into account what has happened in the business in the prior fiscal year as well as what is expected to happen in the upcoming year. These factors include:

Sales	Electronics Boutique's prior fiscal year sales volume is an important factor when evaluating base salary increases. Increased sales volume indicates that the executives have ensured that products are in Electronics Boutique's stores at the proper time, stores are staffed with knowledgeable sales people, and customers are satisfied with Electronics Boutique's products and services.
Forecasted Sales
Evaluation of industry forecasts for the retail industry, what new products will be introduced into the market and the overall economic outlook for the country are all important factors regarding Electronics Boutique's anticipated profitability and, therefore, compensation levels.
Growth	Electronics Boutique's growth is evaluated, in both absolute terms and as compared to planned rates of growth, based on several determinants, as follows:
• Number of stores
• Comparable store sales
• Overall sales volume
• Market share
• Net income
• Planned vs. actual growth rates
Net Profit Goals	These include an evaluation of store profit and loss, expenses associated with the management of the stores and support from the home office and distribution center.

Bonus

        Bonus payments are made based on Electronics Boutique's performance for the prior fiscal year. Bonus amounts included in the agreements are determined by performance and compared to external research provided in the surveys and reports described above to ensure competitiveness within the industry.

Stock Based Incentive Awards

        The Compensation Committee believes that it is important for executives, as well as other employees, to have a vested interest in Electronics Boutique, through the granting of stock options which generally vest over a three-year period, thereby more closely aligning the long-term interest of executives with that of Electronics Boutique's stockholders. The Compensation Committee believes that granting stock options provides incentive to executives by giving them a strong economic interest in maximizing stock price appreciation and enhancing their performance in attaining the long-term objectives of Electronics Boutique. In fiscal 2004, in anticipation of possible changes in the accounting for stock option grants, the Compensation Committee began discussing and implementing a policy pursuant to which it would grant fewer options to Electronics Boutique's employees, including its executive officers.

        The Compensation Committee made grants under Electronics Boutique's 2000 Equity Participation Plan and granted stock options to purchase an aggregate of 122,000 shares of common stock to the Named Executive Officers during fiscal 2004. Mr. Griffiths also authorized grants of stock options to new employees with the approval of the Compensation Committee. All stock options granted during fiscal 2004 by Electronics Boutique had exercise prices equal to the fair market value of the common stock on the date of grant. All full-time employees of Electronics Boutique at the Manager level and above are eligible to receive grants of stock options under Electronic Boutique's 2000 Equity Participation Plan and the Compensation Committee, upon senior management's recommendations, makes an effort to ensure that option grants are made to a significant number of levels of employees within Electronics Boutique, given the competitive nature of the industry with respect to recruiting and retaining the best available personnel.

CEO Compensation

        As Chief Executive Officer, Mr. Griffiths receives an annual salary of $500,000 in accordance with the terms of his employment agreement. Prior to November 2002, Mr. Griffiths received $450,000 in annual base salary. Under his employment agreement, Mr. Griffiths earned a bonus of $375,000 in fiscal 2004, which was paid in April 2004. In determining Mr. Griffiths' bonus, the Compensation Committee considered Electronics Boutique's performance in a number of key areas, including the following:

Performance Indicator	Percentage Change from Fiscal 2003
Net sales	+21.3%
Number of stores	+33.4%
Comparable store sales	—
Net income before cumulative effect of change in accounting principle	+22.3%

        The Compensation Committee believes Mr. Griffith's current compensation is fully consistent with Electronics Boutique's philosophy on executive compensation and appropriate in view of Electronics Boutique's performance in fiscal 2004.

Tax Deductibility; Other

        Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the allowable tax deduction of compensation paid by a publicly-held corporation to its chief executive officer and its other four most highly compensated officers employed at year-end, subject to certain pre-established objective performance-based exceptions. The Compensation Committee intends to take Section 162(m) into account when formulating its compensation policies for Electronics Boutique's executive officers and to comply with Section 162(m) where the Compensation Committee determines compliance to be practicable and in the best interests of Electronics Boutique and its stockholders.

        The Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Securities Exchange Act and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Conclusion

        The Compensation Committee intends to continue to operate under, and to adjust where necessary, these performance-driven compensation policies and practices to assure that they are consistent with the goals and objectives of Electronics Boutique, and with the primary mission of the Board of Directors of increasing long-term stockholder value.

Respectfully submitted,
Dean S. Adler Louis J. Siana

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee during fiscal 2004 were James J. Kim, Dean S. Adler and Louis J. Siana. Mr. Kim had a material interest in certain transactions involving Electronics Boutique during fiscal 2004. See "Certain Relationships and Related Transactions."

COMPARISON OF TOTAL STOCKHOLDER RETURN

        The following graph compares the cumulative total stockholder return on the common tsock with the Standard & Poor's 500 Composite Index and the Standard & Poor's 500 Specialty Retail Index for the period from February 1, 1999 through January 30, 2004 (the last trading day of Electronics Boutique's 2004 fiscal year), assuming an initial investment of $100 and the reinvestment of all dividends.

TOTAL STOCKHOLDER RETURN

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below sets forth, as of May 4, 2004, certain information regarding the beneficial ownership of common stock by each stockholder known to Electronics Boutique to be the beneficial owner of more than 5% of the common stock, each of Electronics Boutique's directors and Named Executive Officers, and all directors and executive officers as a group.

	Shares Beneficially Owned (3)
Name and Address of Beneficial Owner (1)(2)
	Number	Percentage
EB Nevada Inc. (4) 2255-A Renaissance Drive, Suite 4 Las Vegas, Nevada 89119	11,569,101	47.8%
James J. and Agnes C. Kim (4)(5)	11,779,162	48.2%
Dean S. Adler	23,335	*
Susan Y. Kim (4)(5)	11,861,007	48.4%
Louis J. Siana	28,335	*
Alfred J. Stein	1,667	*
Stanley Steinberg	25,335	*
Jeffrey W. Griffiths	260,462	1.1%
Seth P. Levy	114,144	*
Steven R. Morgan	74,000	*
John R. Panichello (4)(5)	11,861,007	48.4%
James A. Smith	79,644	*
All directors and executive officers as a group (10 persons) (6)	1,108,829	4.4%

*
Less than 1.0%

(1)
Unless otherwise noted, Electronics Boutique believes that all persons named in the above table have sole voting and investment power with respect to the shares beneficially owned by them.

(2)
Unless otherwise noted, the address for all beneficial owners is 931 South Matlack Street, West Chester, Pennsylvania 19382.

(3)
For purposes of this table, a person is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days, including upon the exercise of stock options. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security that such person has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(4)
EB Nevada Inc. is a wholly-owned subsidiary of The Electronics Boutique, Inc., all of the outstanding capital stock of which is owned by James J. Kim, Agnes C. Kim, the David D. Kim Trust of December 31, 1987, the John T. Kim Trust of December 31, 1987 and the Susan Y. Kim Trust of December 31, 1987. Each of the Kim Trusts has in common Susan Y. Kim and John F.A. Earley as co-trustees, in addition to a third trustee (John T. Kim in the case of the Susan Y. Kim Trust and the John T. Kim Trust and David D. Kim in the case of the David D. Kim Trust) (the trustees of each trust may be deemed to be the beneficial owners of the shares held by such trust). In addition, the trust agreement for each of these trusts encourages the trustees of the trusts to vote the shares of common stock held by them, in their discretion, in concert with James J. Kim's family. Accordingly, the trusts, together with their respective trustees and James J. and Agnes C.

  Kim, may be considered a "group" under Section 13(d) of the Exchange Act. This group may be deemed to have beneficial ownership of the shares owned by EB Nevada Inc.

(5)
James J. Kim and Agnes C. Kim are the parents of Susan Y. Kim. John R. Panichello and Susan Y. Kim are husband and wife.

(6)
Excludes 11,569,100 shares owned by EB Nevada Inc. which may be deemed to be beneficially owned by James J. Kim, Susan Y. Kim and John R. Panichello.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On January 30, 2004, Electronics Boutique terminated the services agreement with Game Group initially established in fiscal 1996. Under the services agreement, Game Group was responsible for the payment of management fees equal to 1.0% of Game Group's adjusted sales, plus a bonus calculated on the basis of net income in excess of a pre-established target set by Game Group. Management fees received from Game Group under the services agreement for fiscal 2004 were $8.6 million. As part of the agreement to terminate the services agreement, Game Group agreed to pay Electronics Boutique $15.0 million. The $15.0 million was received by Electronics Boutique on February 12, 2004. The termination agreement prohibits Electronics Boutique from competing with Game Group in the United Kingdom and Ireland until February 2006 and in France and Spain until February 2005. Game Group is prohibited from entering the Italian and German markets until February 2005.

        On November 2, 2002, Electronics Boutique sold its BC Sports Collectibles business to Sports Collectibles Acquisition Corp. (SCAC) for $2.2 million in cash and the assumption of lease related liabilities in excess of $13 million. The purchaser, SCAC, is owned by the family of James Kim, our Chairman of the Board of Directors. The transaction included the sale of all assets of the business including inventory, intellectual property and furniture, fixtures and equipment, and transitional services which were provided by Electronics Boutique to SCAC for a six-month period after the closing for an additional $300,000. The transaction was negotiated and approved by a committee of Electronics Boutique's Board of Directors comprised solely of independent directors with the assistance of an investment banking firm engaged to solicit offers for the BC Sports Collectibles business.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires Electronics Boutique's directors and executive officers, and certain persons who own more than 10% of the outstanding common stock, to file with the SEC and The NASDAQ Stock Market initial reports of ownership and reports of changes in ownership of common stock ("Section 16(a) Reports"). Additionally, executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish Electronics Boutique with copies of all Section 16(a) Reports they file. On March 28, 2003, each of James J. Kim, Jeffrey W. Griffiths, John R. Panichello, James A. Smith, Seth P. Levy and Steven R. Morgan reported the grant of stock options to them on March 19, 2003 for which they inadvertently failed to file a Section 16(a) Report on time. Also, on April 13, 2004, Louis J. Siana, a member of the Board of Directors, filed a Section 16(a) Report with respect to purchases of 20,000 shares of common stock in December 2003. Except as set forth above, to Electronics Boutique's knowledge, all beneficial owners of more than 10% of the common stock outstanding complied with all applicable filing requirements under Section 16(a) of the Exchange Act with respect to their beneficial ownership of common stock during fiscal 2004.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

        Any stockholder proposal intended to be presented at Electronics Boutique's 2005 Annual Meeting of Stockholders must conform to the applicable rules of the Securities and Exchange Commission concerning the submission and content of proposals. The proposal must be received in writing by us, at our principal executive offices at 931 South Matlack Street, West Chester, Pennsylvania 19382, by

February 1, 2005, for inclusion in our proxy, notice of meeting and proxy statement relating to the 2005 Annual Meeting of Stockholders. The proposal should be sent to the attention of our Secretary, James A. Smith.

        Under our Bylaws, a stockholder proposal intended to be included in the proxy material for the 2005 Annual Meeting must generally be received by us not less than 60 nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the Annual Meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received by us no later than the close of business on the tenth day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure was made, whichever first occurs. Any such proposal must also comply with the other provisions contained in Electronics Boutique's Bylaws relating to stockholder proposals.

        Notice of a proposed item of business must include:

  •
  a brief description of the business desired to be brought before the annual meeting and the reasons for conducting this business at the annual meeting;

  •
  any material interests of the stockholder in this business;

  •
  the stockholder's name and address as it appears in Electronics Boutique's records; and

  •
  the number of shares of common stock beneficially owned by the stockholder.

        Any director nomination by a stockholder must include the following information about the nominee:

  •
  name;

  •
  age;

  •
  business and residence address;

  •
  principal occupation or employment;

  •
  the number of shares of common stock beneficially owned by the nominee;

  •
  the information that would be required under SEC rules in a proxy statement soliciting proxies for the election of directors; and

  •
  a signed consent of the nominee to serve as a director of Electronics Boutique, if elected.

ANNUAL REPORT ON FORM 10-K

        We will furnish without charge to any stockholder, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2004. Requests for this report should be addressed to Investor Relations, Electronics Boutique Holdings Corp., 931 South Matlack Street, West Chester, Pennsylvania 19382. You may also obtain a copy of our Annual Report on Form 10-K from our website at www.ebholdings.com or from the SEC's website at www.sec.gov.

OTHER MATTERS

        The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that shown above. However, if any business is properly brought before the Annual Meeting, the persons named in the enclosed proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

May    , 2004

ANNEX 1

ELECTRONICS BOUTIQUE HOLDINGS CORP.
AUDIT COMMITTEE CHARTER

I.    Purpose

        The primary purposes of the Audit Committee of the Board of Directors of Electronics Boutique Holdings Corp. (the "Company") are (i) to oversee the processes of accounting and financial reporting of the Company, and (ii) to oversee the audits and financial statements of the Company.

II.    Structure

        The Audit Committee shall consist of at least three directors. Each member of the Audit Committee shall satisfy the independence and experience requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission.

        Audit Committee members shall be appointed by the Board of Directors at the organizational meeting of the Board of Directors following each annual meeting of the Company's stockholders; members shall serve until their successors shall be duly elected and qualified and may be removed by the Board of Directors at any time. The Audit Committee's chairperson shall be designated by the Board of Directors or, if it does not do so, the Audit Committee members shall elect a chairperson by vote of a majority of all members of the Audit Committee.

        The Audit Committee shall report to the Board of Directors.

        The Audit Committee may form and delegate authority to subcommittees when appropriate.

III.    Meetings

        The chairperson of the Audit Committee will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee and management, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson will ensure that the agenda for each meeting is circulated in advance of the meeting.

        The Audit Committee shall meet in executive session at least twice a year.

        The Audit Committee shall meet in executive session with the Company's independent auditor at least twice a year.

        The Audit Committee shall maintain minutes and other relevant documentation of all of its meetings and actions.

IV.    Authority, Duties and Responsibilities

        The Audit Committee shall have the power and authority of the Board of Directors to perform the following duties:

        The Audit Committee shall directly appoint, retain, compensate, evaluate and terminate the Company's independent auditor, subject to stockholder approval. The Audit Committee has the sole authority to approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditor. The Audit Committee shall be directly responsible for overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work and the independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall pre-approve all auditing and non-auditing services of the independent auditor, subject to the de minimus exceptions for other than audit, review or attest services that are approved by the Audit Committee prior to completion of the audit. Alternatively, the engagement of the independent auditor may be entered into pursuant to pre-approved policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular services and the Audit Committee is informed of each service.

        The Audit Committee shall report regularly to the Board of Directors.

        The Audit Committee shall review and reassess the adequacy of this Charter on an annual basis and recommend proposed changes to the Board of Directors for approval.

        The Audit Committee has the powers and responsibilities delineated in this Charter. It is not, however, the Audit Committee's responsibility to prepare and certify the Company's financial statements, to guaranty the independent auditor's report, or to guaranty other disclosures by the Company. These are the fundamental responsibilities of management and the independent auditor. Audit Committee members are not full-time Company employees and are not performing the functions of auditors or accountants.

        The Audit Committee shall perform any other activities consistent with this Charter, the Company's Bylaws, the rules of the Nasdaq Stock Market and other regulatory requirements and governing law as the Audit Committee or the Board of Directors deems appropriate.

V.    Oversight of the Company's Internal Auditors

        The Audit Committee shall advise the director of the internal auditing department that the department is expected to provide to the Audit Committee summaries of and, as appropriate, copies of its significant reports to management and management's responses thereto.

        The Audit Committee shall review the responsibilities, budget, annual audit plan, and staffing of the Company's internal auditors; review any recommended changes in the planned scope of the internal audit; and review significant audit findings and management's responses.

VI.    Oversight of the Company's Independent Auditor

        The independent auditors for the Company are accountable to the Board of Directors and the Audit Committee, as representatives of the stockholders, and the Audit Committee shall instruct the independent auditors to that effect.

        The Audit Committee shall discuss the scope of the annual audit with management and the independent auditors.

        The Audit Committee shall be responsible for requesting from the independent auditors for the Company a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard 1. The Audit Committee shall discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the auditor and shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the auditor.

        The Audit Committee shall assure the regular rotation of the lead audit partner as required by Section 10A(j) of the Exchange Act.

        The Audit Committee shall set clear hiring policies for employees or former employees of the independent auditor that are consistent with Section 10A(l) of the Exchange Act.

        The Audit Committee shall review any audit problems or difficulties and management's responses.

2

VII.    Disclosure and Financial Statements

        The Audit Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations and disclosures regarding critical accounting estimates, and then disclose that this review and discussion occurred and whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

        The Audit Committee shall review and discuss with management and the independent auditor: (1) major issues regarding accounting principles and financial statement presentations, including significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (2) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

        The Audit Committee shall discuss with management the Company's quarterly and annual earnings prior to the issuance of any press releases related thereto.

        The Audit Committee shall obtain, review and discuss reports from the independent auditor regarding: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, the treatment preferred by the independent auditor and the reasons for favoring that treatment; and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

        The Audit Committee shall discuss with the independent auditor the matters required to be discussed and disclosed by SAS 61, including any difficulties the independent auditor encountered in the course of the audit work, any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

        The Audit Committee shall review the Chief Executive Officer and Chief Financial Officer's disclosure and certifications under Sections 302 and 906 of the Sarbanes-Oxley Act.

VIII.    Compliance and Regulatory Oversight Responsibilities

        The Audit Committee shall review and approve all related party transactions.

        The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company from its employees regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        The Audit Committee shall ascertain annually from the independent auditor whether the Company has issues under Section 10A(b) of the Exchange Act.

        The Audit Committee shall discuss with the Company's General Counsel any legal, compliance or regulatory issues that could have a material effect on the Company's financial statements or compliance policies.

3

        The Audit Committee shall review with management and the independent auditor any correspondence with regulators and any published reports that raise material issues regarding the Company's accounting policies.

IX.    Performance Evaluation

        Members of the Audit Committee shall conduct an annual evaluation of the Audit Committee's performance.

X.    Resources

        The Audit Committee shall have the authority to engage, without approval from the Board of Directors, independent legal, accounting, and other advisors as it deems necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, to compensate the independent auditors, outside legal counsel, or any other advisors employed by the Audit Committee, and to pay ordinary Audit Committee administrative expenses that are necessary and appropriate in carrying out its duties.

Approved by the Board of Directors

April 14, 2004

4

ANNEX 2

Proposed Amendments to Electronics Boutique's
Certificate of Incorporation and Bylaws

                 Article Eighth of Electronics Boutique's Certificate of Incorporation is amended to read as follows:

        EIGHTH: Deleted.

        Article III, Sections 1. and 2. of Electronics Boutique's Bylaws are amended to read as follows:

        Section 1. Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The number of directors which shall constitute the Board of Directors shall be not less than three (3) nor more than twenty (20). The exact number of directors shall be fixed from time to time, within the limits specified in this Article III Section 1 or in the Certificate of Incorporation, or by the Board of Directors. Directors need not be stockholders of the Corporation.

        Section 2. Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until the next annual meeting of stockholders and until such director's earlier resignation, removal from office, death or incapacity. Any director may resign at any time upon written notice to the Board of Directors or to the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or the entire Board of Directors may be removed, but only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and each director so chosen shall hold office until the next annual meeting of stockholders and until such director's successor shall be duly elected and shall qualify, or until such director's earlier resignation, removal from office, death or incapacity.

931 South Matlack Street • West Chester, PA 19382
www.ebholdings.com • www.ebgames.com

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

931 South Matlack Street    •    West Chester, PA 19382
www.ebholdings.com    •    www.ebgames.com

ELECTRONICS BOUTIQUE HOLDINGS CORP.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting of Stockholders—June 28, 2004

The undersigned stockholder of ELECTRONICS BOUTIQUE HOLDINGS CORP. ("Electronics Boutique"), revoking all previous proxies, hereby constitutes and appoints James A. Smith and John R. Panichello, and each of them acting individually, as the agents and proxies of the undersigned, with full power of substitution in each, for and in the name and stead of the undersigned, to attend the 2004 Annual Meeting of Stockholders of Electronics Boutique to be held on Monday, June 28, 2004 at 11:00 A.M., local time, at Electronics Boutique's executive offices, 931 South Matlack Street, West Chester, Pennsylvania 19382, and to vote all shares of common stock of Electronics Boutique which the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the reverse side hereof.

This Proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AND "FOR" THE PROPOSAL TO AMEND ELECTRONICS BOUTIQUE'S CERTIFICATE OF INCORPORATION AND BYLAWS TO ELIMINATE THE CLASSIFIED BOARD OF DIRECTORS. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the 2004 Annual Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ANNUAL REPORT, NOTICE OF THE 2004 ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said agents and proxies may do by virtue hereof and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

(Continued and to be signed on reverse side.)

1.
Election of two (2) Class III Directors

Nominees: James J. Kim and Alfred J. Stein

☐
FOR all nominees.

☐
WITHHELD from all nominees.

☐
FOR, except vote withheld from the following nominee:
                                                             .

2.
Ratification of the appointment of KPMG LLP, independent certified public accountants, as auditors for Electronics Boutique for the fiscal year ending January 29, 2005.

☐
FOR        ☐ AGAINST        ☐ ABSTAIN

3.
Amendments to Electronics Boutique's Certificate of Incorporation and Bylaws to eliminate the classified Board of Directors.

☐
FOR        ☐ AGAINST        ☐ ABSTAIN

4.
In their discretion, the proxies will vote on such other business as may properly come before the 2004 Annual Meeting.

☐
Please check here if you plan to attend the 2004 Annual Meeting in person.

NOTE: PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as name(s) appear in address at left. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.

Signature(s)	Date

QuickLinks

ABOUT THE MEETING
ITEM 1—ELECTION OF DIRECTORS
FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
ITEM 2—RATIFICATION OF INDEPENDENT ACCOUNTANTS
ITEM 3—AMENDMENT TO CERTIFICATE OF INCORPORATION AND BYLAWS ELIMINATING THE CLASSIFICATION OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year Individual Grants
Option Exercises and Fiscal Year-End Option Values
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Equity Compensation Plan Information
Employment Agreements, Termination of Employment and Change in Control Arrangements
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPARISON OF TOTAL STOCKHOLDER RETURN
TOTAL STOCKHOLDER RETURN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS